SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2001

FLEMING COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma	1-8140	48-0222760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1945 Lakepointe Drive, Lewisville, Texas 75057

(Address of Principal Executive Offices) (Zip Code)

(972) 906-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

On September 5, 2001, the registrant announced that it planned to issue $250 million of new 10-year senior subordinated notes in a private placement to refinance existing bank revolver borrowings. For additional information concerning this announcement, refer to Exhibit 99.1 contained in this Current Report on Form 8-K.

On October 5, 2001, the registrant entered into a purchase agreement for the issuance and sale of $150 million aggregate principal amount of its 10-5/8% Senior Subordinated Notes due 2007 through a private placement to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. On October 15, 2001, the registrant closed this transaction. For additional information concerning these securities, refer to Exhibit 99.2 contained in this Current Report on Form 8-K.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     The following exhibits are filed as part of this Report:

No.	Exhibit

99.1	Press Release dated September 5, 2001 regarding Senior Subordinated Notes Offering.
99.2	Press Release dated October 5, 2001 regarding Senior Subordinated Notes Offering.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEMING COMPANIES , INC.

By:	/s/ Matthew H. Hildreth

Matthew H. Hildreth Senior Vice President, Finance and Treasurer

Date: October 15, 2001

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EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated September 5, 2001 regarding Senior Subordinated Notes Offering.
99.2	Press Release dated October 5, 2001 regarding Senior Subordinated Notes Offering.

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